                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, For Use of the
                                               Commission Only (as permitted by
[X]  Definitive Proxy Statement                Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Materials Pursuant to Rule 14a-12


                               CytRx Corporation
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:________
     (2) Aggregate number of securities to which transaction applies:___________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_____________
     (4) Proposed maximum aggregate value of transaction:_______________________
     (5) Total fee paid:___________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:_______________
     (2) Form, Schedule or Registration Statement No.:_________________
     (3) Filing Party:__________________________
     (4) Date Filed:____________________________

                                 [CYTRX LOGO]
                            154 Technology Parkway
                            Norcross, Georgia 30092

May 1, 2001

Dear Stockholder:

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders of CytRx Corporation. The meeting will be held in the Medlock Auditorium at the Northeast Atlanta Hilton Hotel, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092. It will begin at 10:00 a.m. local time on Thursday, June 7, 2001.

   The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes three items to be voted on by the stockholders. At the Annual Meeting, I will also report on the current operations of the Company and will be available to respond to questions from stockholders.

   Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. You are urged to complete, sign, date and return the enclosed proxy card (or use the telephone or internet voting procedures, if offered by your broker), even if you plan to attend the meeting.

   We hope you will plan to join us.

                                          Sincerely,

                                          /s/ Jack J. Luchese
                                          Jack J. Luchese
                                          President and Chief Executive
                                           Officer

                               CYTRX CORPORATION
                            154 Technology Parkway
                                   Suite 200
                            Norcross, Georgia 30092

                     NOTICE TO THE HOLDERS OF COMMON STOCK
                       OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held on June 7, 2001

   Notice is hereby given to the holders of the $.001 par value per share Common Stock (the "Common Stock") of CytRx Corporation (the "Company") that the Annual Meeting of Stockholders of the Company will be held in the Medlock Auditorium at the Northeast Atlanta Hilton Hotel, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092, on Thursday June 7, 2001, at 10:00 a.m., local time (the "Annual Meeting"), for the following purposes:

  (i) To elect one Class I director to serve until the 2004 Annual Meeting of Stockholders;

  (ii)  To adopt the Company's 2000 Long-Term Incentive Plan;

  (iii) To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2001; and

  (iv) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Only those stockholders of record at the close of business on April 9, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The Company's transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Mark W. Reynolds
                                          Mark W. Reynolds
                                          Secretary
May 1, 2001

   WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                               CYTRX CORPORATION
                            154 Technology Parkway
                                   Suite 200
                            Norcross, Georgia 30092

May 1, 2001

                                PROXY STATEMENT

                                 INTRODUCTION

   This Proxy Statement is furnished to holders of the $.001 par value per share Common Stock ("Common Stock") of CytRx Corporation, a Delaware corporation (the "Company" or "CytRx"), in connection with the solicitation of proxies by our Board of Directors from holders of the outstanding shares of Common Stock for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. local time at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092, on Thursday, June 7, 2001, and at any adjournments thereof (the "Annual Meeting").

   At the Annual Meeting, you will vote upon the following matters: (i) a proposal to elect one Class I director to our Board of Directors; (ii) a proposal to adopt our 2000 Long-Term Incentive Plan; (iii) a proposal to ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2001; and (iv) such other matters as may properly come before the Annual Meeting or any adjournment thereof.

   Our mailing address and the location of our principal executive offices are 154 Technology Parkway, Suite 200, Norcross, Georgia 30092. This Proxy Statement and the accompanying Proxy are first being mailed to our stockholders on or about May 1, 2001

Stockholders Entitled to Vote

   Only our stockholders of record at the close of business on April 9, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Notwithstanding the Record Date specified above, our stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of stockholders of record on the Record Date.

   On the Record Date, there were 10,200,196 shares of the Common Stock issued and outstanding held by approximately 1,200 stockholders of record.

Quorum and Voting Requirements

   Our Bylaws provide that the presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to be cast on a matter at the Annual Meeting shall constitute a quorum. Holders of Common Stock are entitled to one vote per share. For the purpose of determining the presence of a quorum, proxies marked "withhold authority" or "abstain" will be counted as present. Shares represented by proxies that include broker non-votes will also be counted as shares present for purposes of establishing a quorum.

   The affirmative vote of a plurality of the votes cast at the Annual Meeting, provided a quorum is present, will be required for approval of Proposal I to elect one Class I director to the our Board of Directors. The affirmative vote of a majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required for approval of Proposal II, to adopt our 2000 Long-Term Incentive Plan, and Proposal III, to ratify Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2001.

   With regard to the election of directors: (i) votes that are withheld will be excluded entirely from the vote and will have no effect; and (ii) abstentions and broker non-votes will have no effect since approval by a percentage of the shares present or outstanding is not required.

   Abstentions and broker non-votes will be considered present and entitled to vote at the meeting but will not be counted as votes cast. Therefore, abstentions and broker non-votes will have no effect on the adoption of Proposals II or III.

Proxies

   If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted at the Annual Meeting and any adjournment thereof in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED (1) IN FAVOR OF ALL PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND (2) IF THE COMPANY DID NOT HAVE NOTICE ON OR BEFORE APRIL 1, 2001 OF ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF, IN THE SOLE DISCRETION OF THE PROXIES AS TO SUCH MATTERS.

   A stockholder who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows: CytRx Corporation, 154 Technology Parkway, Suite 200, Norcross, Georgia 30092, Attention: Mark W. Reynolds, Secretary.

                                  PROPOSAL I

                             ELECTION OF DIRECTORS

   Pursuant to our Bylaws, the Board of Directors has set the number of directors of the Company at five and proxies cannot be voted for a greater number of persons. Our Restated Certificate of Incorporation and Bylaws provide that the members of the Board of Directors are divided into three classes, one class to be elected at each annual meeting of stockholders and to serve for a term of three years.

   Dr. Lyle A. Hohnke, whose term expires at the Annual Meeting, is not standing for re-election at the Annual Meeting. As a result, the Board reduced its size from six to five directors and the number of Class I directors from two to one. The Board of Directors has nominated Jack J. Luchese for election as a Class I director of the Company to serve until the Company's 2004 annual meeting of stockholders, his successor is elected and qualified, or his earlier death, resignation or removal.

   The following is information concerning the nominee for election as well as the directors whose terms of office will continue after the Annual Meeting, which information includes each directors age in parentheses after his name.

Current Nominee

      Class I--Nominee to Serve as Director Until the 2004 Annual Meeting

   Jack J. Luchese (52) has been President and Chief Executive Officer and a director of the Company since March 1989. Prior to joining the Company, Mr. Luchese served as Vice President and General Manager of the Armour Pharmaceutical Corporation, and as Vice President, Corporate Business Development and a member of the Management Committee of Rorer Group, Inc. (now Rhone-Poulenc Rorer). Prior to joining Rorer Group, Inc., Mr. Luchese was with Johnson & Johnson Company for 15 years where he held various positions in business development, licensing, sales, new product marketing, and finance.

   The persons designated as proxies intend to vote the shares represented thereby in favor of the election to the Board of Directors of the nominee, unless either authority to vote for the nominee is withheld or such proxy has previously been revoked. We believe that the nominee will be available and able to serve as director. In the event that the nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for such other person as they may select. We anticipate that management stockholders of the Company will vote for the election of the nominee.

   The Board of Directors recommends a vote FOR the nominee for election as director. The affirmative vote of a plurality of the votes represented and entitled to vote in the election at the Annual Meeting at which a quorum is present is required for the election of the nominee.

Continuing Directors

              Class II--Term Expiring at the 2002 Annual Meeting

   Raymond C. Carnahan, Jr. (75) first become a director of CytRx in 1991. Mr. Carnahan has over 39 years of experience in cost controls and operational systems in a variety of industries. Prior to his retirement in 1991, Mr. Carnahan served as Manager, International Cost Analysis planning for Johnson & Johnson International from 1974 to 1991. Mr. Carnahan has provided consulting services to Waterford-Wedgewood Corporation in England and to Torf Pharmaceutical Corporation in Poland and serves as President for the Morristown Memorial Hospital Chaplaincy Service in Morristown, New Jersey.

   Herbert H. McDade, Jr. (74) first became a director of CytRx in 1990. Mr. McDade has been retired from business since 1996. From 1989 to 1996 Mr. McDade served as Chairman, President and Chief Executive Officer of Chemex Pharmaceuticals, Inc. (now Access Pharmaceuticals, Inc.). From 1986 to 1989 he was Chairman and President of Armour Pharmaceutical Corporation, a wholly-owned subsidiary of Rorer Group, Inc. (now Rhone-Poulenc Rorer). Prior to 1986, Mr. McDade served as Vice President of the Revlon Corporation. Mr. McDade serves as a director of Access Pharmaceuticals, Inc., Discovery Laboratories, Inc. and CellPath, Inc.

              Class III--Term Expiring at the 2003 Annual Meeting

   Max Link (60) first became a director of CytRx in 1996. Dr. Link has been retired from business since 1994. From May 1993 to June 1994, Dr. Link served as the Chief Executive Officer of Corange U.S. Holdings, Inc. (the holding company for Boehringer Mannheim Therapeutics, Boehringer Mannheim Diagnostics and DePuy International). From 1992 to 1993, Dr. Link was Chairman of Sandoz Pharma. From 1987 to 1992, Dr. Link was the Chief Executive Officer of Sandoz Pharma, Ltd. and a member of the Executive Board of Sandoz, Ltd., Basel. Prior to 1987, Dr. Link served in various capacities with the United States operations of Sandoz, including President and Chief Executive Officer. Dr. Link also serves as a director of Access Pharmaceuticals, Inc., Alexion Pharmaceuticals, Inc., Cell Therapeutics, Inc., Discovery Laboratories, Inc., Human Genome Sciences, Inc. and Protein Design Laboratories, Inc.

   Alexander L. Cappello (45) first became a director of CytRx in January 2001. Mr. Cappello is Chairman and Chief Executive Officer of Cappello Capital Group, Inc. and has been since 1981. Mr. Cappello has been active in the investment banking, merchant banking, project finance and venture capital arena since 1975. Prior to his current role with Cappello Capital Group, Inc., he was the founder of both Swiss American Financial and Euro American Financial Corp., two merchant and investment banking firms that progressively expanded operations throughout North America and Europe. Mr. Cappello's early career experience was in sales with IBM and corporate finance with Union Bank of California. Mr. Cappello also serves as a director of Advanced Biotherapy Concepts, Inc.

Meetings of the Board of Directors and Committees

   Board of Directors. The property, affairs and business of the Company are under the general management of our Board of Directors as provided by the laws of Delaware and our Bylaws. The Company has standing Audit and Compensation Committees of the Board of Directors and does not have a nominating committee.

   The Board of Directors held seven meetings during 2000. Each director attended at least 75% of the total meetings of the Board and the committees on which they served during 2000.

   Audit Committee. The Audit Committee makes recommendations concerning the engagement of outside auditors, reviews with the outside auditors the plans and results of the audit engagement, approves professional services provided by the outside auditors, reviews the independence of the outside auditors, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee has discussed with the outside auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence. The current members of the Audit Committee are Raymond C. Carnahan, Jr. (Chairman), Lyle A. Hohnke and Herbert
H. McDade, Jr. Mr. Hohnke's term as a director expires at the Annual Meeting and he is not standing for re-election. As a result, effective the date of the Annual Meeting, Mr. Hohnke will no longer be a member of the Audit Committee. The Board plans to fill the vacancy on the Audit Committee at its next meeting. The Audit Committee held one meeting during 2000.

   Compensation Committee. The Compensation Committee is authorized to review annual salaries and bonuses and has the authority to determine the recipients of options, the time or times at which options shall be granted, the exercise price of each option, and the number of shares to be issuable upon the exercise of each option. The Committee is also authorized to interpret the CytRx Corporation 1986, 1994 and 1995 Stock Option Plans and the CytRx Corporation 2000 and 1998 Long-Term Incentive Plans (collectively, "the Plans"), to prescribe, amend and rescind rules and regulations relating to the Plans, to determine the term and provisions of the respective option agreements, and to make all other determinations deemed necessary or advisable for the administration of the Plans. Its current members are Herbert H. McDade, Jr. (Chairman), Raymond C. Carnahan, Jr. and Lyle A. Hohnke. Mr. Hohnke's term as a director expires at the Annual Meeting and he is not standing for re-election. As a result, effective the date of the Annual Meeting, Mr. Hohnke will no longer be a member of the Compensation Committee. The Board plans to fill the vacancy on the Compensation Committee at its next meeting. The Compensation Committee held three meetings during 2000.

Compensation of Directors

   Directors who are employees of the Company receive no compensation for their service as directors or as members of committees. Non-employee directors receive a fee of $2,000 for each Board meeting attended ($750 for meetings attended by teleconference) and $500 for each committee meeting attended. Non-employee directors who chair a Board committee receive an additional $250 for each committee meeting attended.

   Each non-employee director receives an initial stock option grant to purchase 5,000 shares upon the date he or she first becomes a member of the Board. Options to purchase 5,000 shares of Common Stock are granted to each non-employee director annually. Stock option grants to directors pursuant to the Plans discussed above contain the same terms and provisions as stock option grants to employees, except that options granted to directors are considered Non-Qualified Stock Options for income tax reporting purposes.

Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers

   Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our Common Stock as of April 9, 2001 by (i) each person who is known by us to beneficially own more than five percent of the Common Stock; (ii) each director and nominee for director; (iii) each of the Named Executive Officers (as defined under "Executive Compensation" below); and (iv) all officers and directors as a group. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                                                             Shares of Common
                                                                  Stock
                                                           --------------------
Name and Address of Beneficial Owner                        Number   Percentage
------------------------------------                       --------- ----------
Named Executive Officers and Directors:
 Alexander L. Cappello (1)................................   795,307     7.8%
 Raymond C. Carnahan, Jr. (2).............................    18,799       *
 R. Martin Emanuele (3)...................................   178,937     1.7%
 William B. Fleck (4).....................................   136,076     1.3%
 J. Michael Grindel (5)...................................   136,523     1.3%
 Lyle A. Hohnke (6).......................................     7,498       *
 Max Link (7).............................................    26,248       *
 Jack J. Luchese (8)...................................... 1,528,107    13.1%
 Herbert H. McDade, Jr. (9)...............................    27,429       *
 Mark W. Reynolds (10)....................................   146,763     1.4%
 All executive officers and directors as a group (10
  persons) (11)........................................... 3,001,687    24.5%

--------
 *   Less than 1%.
(1) Includes 795,307 shares subject to warrants exercisable within 60 days by Cappello Capital Corp..
(2)  Includes 18,549 shares subject to options exercisable within 60 days.
(3)  Includes 158,972 shares subject to options exercisable within 60 days.
(4)  Includes 115,161 shares subject to options exercisable within 60 days.
(5)  Includes 127,249 shares subject to options exercisable within 60 days.
(6)  Includes 7,498 shares subject to options exercisable within 60 days.
(7)  Includes 8,707 shares subject to options exercisable within 60 days.
(8) Includes 1,457,427 shares subject to options and warrants exercisable within 60 days. Mr. Luchese's business address is c/o CytRx Corporation, 154 Technology Parkway, Norcross, GA 30092.
(9)  Includes 26,429 shares subject to options exercisable within 60 days.
(10) Includes 123,292 shares subject to options exercisable within 60 days.
(11) Includes 2,838,591 shares subject to options and warrants exercisable within 60 days.

Certain Relationships and Related Transactions

   Effective January 1, 2001, the Company entered into an agreement with Cappello Capital Corp. ("Cappello") in which Cappello will serve as our exclusive financial advisor for a period of twelve months. In this capacity, Cappello will assist us with analysis of potential transactions and strategic alternatives. The types of transactions that Cappello may assist us with include private placement of equity, debt or convertible securities, strategic alliances, sale of all or a portion of the Company, recapitalization or strategic acquisitions. As compensation for its services, we granted Cappello a ten-year warrant to purchase 1,413,880 shares of our common stock (subject to downward adjustment under certain conditions) with an exercise price of $1.00. Additionally, if we proceed with any of the transactions described in the agreement, we will pay Cappello a cash fee of between 3% and 7.5%, depending upon the nature of the transaction and the dollar amount involved. Alexander L. Cappello, one of our directors, is Chairman and CEO of Cappello Group, Inc., parent of Cappello Capital Corp.

Executive Officers of the Company

   Except for Jack J. Luchese, discussed above in "Current Nominee", set forth below is information regarding our executive officers including their ages, positions with the Company and principal occupations and employers for at least the last five years. For information concerning executive officers' ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers."

   R. Martin Emanuele, Ph.D. (46) joined CytRx in 1988 as the project director for the Company's RheothRx project (now FLOCOR). Dr. Emanuele assumed the duties of Vice President, Preclinical Development in June 1990 and became Vice President, Research and Business Development in October 1997. Before joining CytRx, he worked as a clinical research scientist at DuPont Critical Care and as a visiting scientist at Institute Choay.

   William B. Fleck (43) joined CytRx in April 1993 as Vice President, Human Resources. From 1992 to 1993 Mr. Fleck served as Director, Human Resources and Training for Central Health Services (CHS). During 1991, he was Director, Human Resources for Knowledgeware, Inc. Prior to joining Knowledgeware, Mr. Fleck held senior human resources management positions with MCI Communications from 1989 to 1991 and Harris/3M from 1984 to 1989.

   J. Michael Grindel, Ph.D. (54) joined CytRx in October 1997 as Vice President, Drug Development. From 1994 to 1997 Dr. Grindel served as Vice President, Preclinical Development for Hybridon, Inc. in Cambridge, MA. From 1989 to 1994 Dr. Grindel was Vice President for Project Planning and Management at the R. W. Johnson Pharmaceutical Research Institute (a subsidiary of Johnson & Johnson) in Raritan, NJ. Prior to that Dr. Grindel served in various research and development management positions with McNeil Pharmaceutical from 1976 to 1989 and the Walter Reed Army Institute of Research from 1973 to 1976.

   Mark W. Reynolds (39) joined CytRx in 1988 as Controller, becoming Chief Financial Officer and Corporate Secretary in 1996 and Vice President, Finance in 1999. Prior to joining CytRx, Mr. Reynolds was employed as a certified public accountant with Arthur Andersen LLP in Atlanta, Georgia.

Executive Compensation

   The following table presents summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 31, 1998, 1999 and 2000 for (i) our President and Chief Executive Officer; and (ii) each of our four other most highly compensated executive officers whose total salary and bonus exceeded $100,000 (determined as of December 31, 2000 and collectively, the "Named Executive Officers").

                          Summary Compensation Table

                                                            Annual        Long-Term
                                                         Compensation    Compensation
                                                      ------------------ ------------
                                                                          Securities
                                                                          Underlying       All Other
Name and Principal Position                      Year Salary($) Bonus($)  Options(#)    Compensation($)
---------------------------                      ---- --------- -------- ------------   ---------------
Jack J. Luchese................................. 2000 $350,000  $17,500     100,000         $   --
 President and Chief Executive Officer           1999  342,125   75,000     500,000          5,000(2)
                                                 1998  334,250   65,750   1,382,427(1)       5,000(2)

R. Martin Emanuele.............................. 2000  181,000    7,500     111,250             --
 Vice President, Research & Business Development 1999  174,200   15,000      32,500          5,000(2)
                                                 1998  170,850   15,000     154,098(1)       5,000(2)

William B. Fleck................................ 2000  121,442    5,000          --             --
 Vice President, Human Resources                 1999  127,650   15,000      25,000          5,000(2)
                                                 1998   84,375   42,500     112,162(1)       5,000(2)

J. Michael Grindel.............................. 2000  203,300    5,000          --             --
 Vice President, Drug Development                1999  199,150   30,000      20,000          5,000(2)
                                                 1998  195,000   20,000     173,000(1)      81,172(3)

Mark W. Reynolds................................ 2000  125,000   12,500     105,250             --
 Vice President, Finance and Secretary           1999  115,000   20,000      32,500          5,000(2)
                                                 1998  101,000   25,000     118,418(1)       5,000(2)

--------
(1) Includes shares underlying previously issued options and warrants which were repriced during 1998.
(2) Represents matching contributions by the Company under the Company's 401(k) Profit Sharing Plan.
(3) Amount shown includes $5,000 in matching contributions by the Company under the Company's 401(k) Proft-Sharing Plan and $76,172 in costs associated with the officer's relocation.

                       Option Grants in Last Fiscal Year

   The following table summarizes the stock options and warrants granted during the fiscal year ended December 31, 2000 to each of the Named Executive Officers.

                                                                           Potential
                                                                        Realizable Value
                                           % of                            at Assumed
                                           Total                        Annual Rates of
                                          Options                         Stock Price
                         Number of        Granted                       Appreciation for
                         Securities         to     Exercise                  Option
                         Underlying      Employees  or Base                Term($)(4)
                          Options        in Fiscal   Price   Expiration ----------------
          Name           Granted (#)       Year    ($/Share)    Date      5%      10%
          ----           ----------      --------- --------- ---------- ------- --------
Jack J. Luchese.........  100,000(1)(3)    31.6%   $1.03125   10/20/10  $64,855 $164,355
R. Martin Emanuele......    5,000(3)        1.6        1.00    6/24/10    3,144    7,969
                          100,000(2)(3)    31.6        1.00    8/24/10   62,889  159,374
                            6,250(3)        2.0        1.00    12/5/10    3,931    9,961
Mark W. Reynolds........  100,000(2)(3)    31.6        1.00    8/24/10   62,889  159,374
                            5,000(3)        1.6        1.00    12/5/10    3,144    7,969

--------
(1) Options granted to Mr. Luchese are subject to the terms as described under "Employment Agreement", below.
(2) These options vest upon a combination of tenure and the achievement of company performance criteria.
(3) All options were granted at an exercise price equal to the fair market value of the underlying shares at the date of grant, and are exercisable for ten years from the date of grant.
(4) The dollar amounts under these columns represent the potential realizable value of each grant of option assuming that the market price of the Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.

 Aggregated Option Exercises in Last Fiscal Year and Option Value at December
                                   31, 2000

   The following table sets forth the number and total value of unexercised in-the-money options at December 31, 2000 for each of our Named Executive Officers, using the price per share of the Common Stock of $0.625 on December 27, 2000. No stock options were exercised during 2000 by any of our Named Executive Officers.

                               Number of Securities
                              Underlying Unexercised   Value of Unexercised In-
                                    Options at           the-Money Options at
                               December 31, 2000(#)      December 31, 2000($)
                             ------------------------- -------------------------
            Name             Exercisable Unexercisable Exercisable Unexercisable
            ----             ----------- ------------- ----------- -------------
Jack J. Luchese.............  1,432,437     425,000       $ --         $ --
R. Martin Emanuele..........    158,972     127,626         --           --
William B. Fleck............    115,161      22,001         --           --
J. Michael Grindel..........    127,249      65,751         --           --
Mark W. Reynolds............    123,292     127,626         --           --

Employment Agreement; Change in Control Agreement

   Jack J. Luchese was named our President and Chief Executive Officer in March 1989. His Employment Agreement with us was amended and restated as of September 1, 1999 (the "Agreement") and terminates on December 31, 2002. Under the Agreement, Mr. Luchese is paid an annual base salary of $350,000. The base salary will be reviewed no less than once each 18 months and will be adjusted from time to time consistent with average overall merit increases for all other employees. In addition to his annual base salary, Mr. Luchese is eligible to receive cash bonuses with respect to each calendar year during the term of the Agreement as determined from time to time by the Compensation Committee of our Board of Directors, in its sole discretion. The Agreement also contains confidentiality and noncompetition provisions.

   Pursuant to the original Agreement, and subsequent amendments, Mr. Luchese has been granted options and warrants to purchase an aggregate of 1,857,427 shares of Common Stock. Warrants as to 1,257,427 shares have an exercise price of $1.00, warrants as to 500,000 shares have an exercise price of $2.125 and options as to 100,000 shares have an exercise price of $1.03125. The vesting criteria of such options and warrants include a combination of tenure and achievement of defined corporate objectives. As of December 31, 2000, 1,432,427 of the 1,857,427 warrants held by Mr. Luchese are vested. The shares of stock that may be acquired upon exercise of warrants held by Mr. Luchese have been or will be registered by us under the Securities Act of 1933, as amended. The warrants contain certain anti-dilution provisions and provide for accelerated vesting in the event that Mr. Luchese's employment is terminated by the Board of Directors without cause, in the event of his death or disability or in the event of a change of control.

   In April 1997, we entered into a separate Change in Control Agreement (the "Change in Control Agreement") with Mr. Luchese, which was amended and restated in September 1999 merely to conform references to his amended and restated Employment Agreement. The Change in Control Agreement will become effective if and when a Change in Control (as defined) occurs during the three-year period following the date of the Change in Control Agreement or during any of the one-year annual renewal periods (the "Change of Control Period"), or if Mr. Luchese's employment is terminated in connection with or in anticipation of a Change of Control (in either case, the "Effective Date").

   Mr. Luchese's employment period under the Change in Control Agreement begins on the Effective Date and continues for two years. During the employment period, Mr. Luchese's position, authority, duties and responsibilities will be at least commensurate in all material respects with those held by him during the 120-day period prior to the Change in Control and he will receive (i) a monthly base salary equal to or greater than the highest monthly base salary paid to him by us during the previous year; (ii) an annual cash bonus at least equal to the highest bonus paid to him in any of the three fiscal years prior to the Effective Date, and (iii) the ability to participate in all of the incentive, savings, welfare benefit, fringe benefit and retirement plans of the Company.

   If Mr. Luchese's employment terminates during the employment period he will receive certain severance benefits under the Change in Control Agreement. If his employment terminates by reason of his death or disability, he will receive certain obligations accrued through the date of termination (e.g., salary prorata bonus, deferred compensation and vacation pay) plus the normal death and disability benefits, if any, to which he is otherwise entitled, including those under the Agreement. If he is terminated by us for cause (as defined), or if he voluntarily resigns without good reason (as defined) other than during the 30-day period beginning on the first anniversary of the Effective Date, he will receive only his accrued benefits through the termination date and any previously-deferred benefits, plus any other post-termination benefits, if any, to which he is otherwise entitled, including those under the Agreement. If he (i) is terminated by us without cause, (ii) resigns voluntarily with good reason, or (iii) resigns for any reason during the 30-day period beginning on the first anniversary of the Effective Date, he will receive a lump sum cash payment equal to: (a) his base salary through the date of termination, (b) a prorata bonus for the year of termination, based upon his actual bonus earned in the prior year ("Most Recent Bonus"), (c) an amount equal to two times the sum of his base salary and Most Recent Bonus, and (d) any unpaid deferred compensation and vacation pay. In addition, Mr. Luchese would be entitled to continued employee welfare benefits for two years after the date of termination, and a lump sum payment equal to the actuarial value of the service and compensation credit under our qualified and supplemental retirement plans that he would have received had he remained employed for two years after the date of his termination. Mr. Luchese will be required to repay to us, with interest, the lump-sum benefit equal to two times the sum of his base salary and Most Recent Bonus if, during the two-year employment period, he violates a certain non-competition covenant in the Change in Control Agreement.

   If the total payments to Mr. Luchese under the Change in Control Agreement and from any other source would result in the imposition of an excise tax under Section 4999 of the Code, the payments will be reduced to the extent necessary to avoid the imposition of such excise tax, but only if such reduction would result in a net after-tax benefit to Mr. Luchese. The Change in Control Agreement further provides that Mr. Luchese has no obligation to mitigate severance payments, we will reimburse Mr. Luchese for all legal fees incurred in enforcing or contesting the Change in Control Agreement, and Mr. Luchese will hold for the benefit of us all confidential information concerning us obtained over the course of this employment. We will require its successors to expressly assume its obligations under the Change in Control Agreement.

Compensation Committee Report On Executive Compensation

   The following report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 (the "1933 Act") or under the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the 1933 Act or the 1934 Act.

   The Compensation Committee of the Board of Directors (the "Committee") establishes our general compensation practices, establishes the compensation plans and specific compensation levels for executive officers and administers our stock option plans.

   The Committee believes that the Chief Executive Officer's compensation should be influenced by Company performance, although "performance" for a company engaged in pharmaceutical research and development does not necessarily correlate to profits. The Committee considers "performance" to include achievement of product development targets and milestones, effective fund-raising efforts, and effective management of personnel and capital resources, among other criteria. The Committee also reviews the Chief Executive Officer's compensation in light of the level of similar executive compensation arrangements within the biopharmaceutical industry.

   The specific terms of Mr. Luchese's employment agreement are discussed under "Employment Agreement". Under his employment agreement, Mr. Luchese is eligible for annual salary increases based upon the overall company average merit increases; however Mr. Luchese opted to defer such an increase until December 31, 2001. Mr. Luchese is also eligible to be considered for an annual cash bonus, which is solely at the discretion of the Committee based upon such factors as the Committee deems appropriate. Mr. Luchese's performance period for purposes of this report is January 1, 2000 through December 31, 2000. Based on its assessment of Mr. Luchese's effectiveness in attaining corporate objectives, the Committee awarded Mr. Luchese a cash bonus of $17,500 for 2000, or 5% of his base salary for such year.

   The Committee also believes that stock options should be granted to the Chief Executive Officer, as well as to other executives, primarily based on the executive's ability to influence the Company's long-term growth and profitability. As such, over the course of his employment, Mr. Luchese has been granted options and warrants to purchase an aggregate of 1,857,427 shares of CytRx Common Stock. These options and warrants include a combination of tenure-based vesting as well as vesting upon the achievement of corporate objectives. The Committee believes that this arrangement provides Mr. Luchese with the greatest incentive to accelerate achievement of corporate objectives and thereby enhance long-term shareholder value.

   The Committee has adopted similar practices with respect to compensation of other executive officers of the Company. In establishing base salaries and cash bonuses for executive officers, the Committee considers relative company performance, the individual's past performance and future potential, and compensation for persons holding similarly responsible positions at other companies in the pharmaceutical and biotechnology industries. The relative importance of these factors varies depending upon the individual's responsibilities; all facts are considered in establishing both base salaries and cash bonuses. When making comparison to other companies, the Committee generally considers those companies included in the Nasdaq Pharmaceutical Index (see "Company Performance").

   The Committee, in conjunction with the Chief Executive Officer, has also established a model composed of salary categories with specified percentages to be applied to the overall level of employees' salaries (including executive officers) to provide a guideline for annual cash bonuses and the number of stock options to be granted. This model is used only as a guideline, as some subjectivity must be applied in evaluating each individual's performance. As with the Chief Executive Officer, the number of options granted is determined by the evaluation of the Executive's ability to influence the Company's long-term growth and profitability. The Committee also considers the aggregate number of options granted in past years. All options are granted at the current market price. Because the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for executives to create value for stockholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.

   For 2000, the Committee considered Section 162(m), which limits tax deductions of public companies on compensation to certain executive officers in excess of $1 million, along with other factors in determining executive compensation. The committee will continue to consider the effect of Section 162(m) on its compensation decisions, but has no formal policy to structure executive compensation so that it complies with the requirements of Section 162(m).

                                          Respectfully submitted,

                                          Compensation Committee:
                                          Raymond C. Carnahan, Jr.
                                          Lyle A. Hohnke
                                          Herbert H. McDade, Jr.

   Compensation Committee Interlocks and Insider Participation. There are no "interlocks," as defined by the Securities and Exchange Commission, with respect to any member of the Compensation Committee. Raymond C. Carnahan, Jr., Lyle A. Hohnke and Herbert H. McDade, Jr. are the current members of the Compensation Committee. Mr. Hohnke's term as a director expires at the Annual Meeting and he is not standing for re-election. As a result, effective the date of the Annual Meeting, Mr. Hohnke will no longer be a member of the Compensation Committee. The Board plans to fill the vacancy on the Compensation Committee at its next meeting.

Report of the Audit Committee

   The following report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 (the "1933 Act") or under the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the 1933 Act or the 1934 Act.

   The audit committee oversees the Company's financial reporting process on behalf of the board of directors. The audit committee operates under a written charter adopted by the board of directors on June 5, 2000 which is included as Appendix B to this proxy statement.

   The audit committee is composed solely of independent directors, as that term is defined by the National Association of Securities Dealers, Inc. None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of its subsidiaries or affiliates.

   The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. The Company's outside auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The committee monitors and oversees these processes and recommends annually to the board of directors the accountants to serve as the Company's independent auditors for the coming year.

   The audit committee has implemented procedures that guide its activities during the course of each fiscal year and which are designed for it to devote the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the audit committee's charter. In fulfilling its oversight responsibilities, the audit committee reviewed with management the audited financial statements included in the Company's Annual Report on Form 10-K for 2000, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

   The audit committee also reviewed with the Company's independent auditors, Ernst & Young LLP, their judgments as to the quality (rather than just the acceptability) of the Company's accounting principles and such other matters as are required to be discussed with the audit committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the audit committee accepted and reviewed a report from Ernst & Young LLP containing the written disclosures required of Ernst & Young LLP by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

   In reliance on the reviews and discussions referred to above, the audit committee ratified the Board of Directors' decision to include the audited financial statements in the Company's Annual Report on Form 10-K for 2000 for filing with the Securities and Exchange Commission. The audit committee also recommended to the board that the Company retain Ernst & Young LLP as the Company's independent auditors for 2001.

                                          Respectfully submitted,

                                          Audit Committee:
                                          Raymond C. Carnahan, Jr.
                                          Lyle A. Hohnke
                                          Herbert H. McDade

Stockholder Return Comparison

   The following line graph presentation compares cumulative total stockholder returns of the Company with the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index (the "Peer Index") for the five year period from December 31, 1995 to December 31, 2000. The graph and table assume that $100 was invested in each of the Company's Common Stock, the Nasdaq Stock Market Index and the Peer Index on December 31, 1995, and that all dividends were reinvested. This data was furnished by the Center for Research in Security Prices, The University of Chicago.

                     Comparison of Cumulative Total Returns

                                    [GRAPH]

                                               December 31
                              ------------------------------------------------
                              1995     1996    1997     1998     1999     2000
                              ----     ----    ----     ----     ----     ----
CytRx Corporation              100       76      65       22       20       16
Nasdaq Stock Market Index      100      123     151      212      395      237
Peer Index                     100      100     103      131      247      308


Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the registrant. Directors, executive officers and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2000 all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with by such persons.

                                  PROPOSAL II

            APPROVAL OF THE COMPANY'S 2000 LONG-TERM INCENTIVE PLAN

   On August 24, 2000, the Board of Directors adopted the CytRx Corporation 2000 Long-Term Incentive Plan (the "Incentive Plan"). We have reserved 1,000,000 shares of our Common Stock for issuance in connection with options and awards under this plan. The Incentive Plan was effective as of its adoption by the Board. However, if the stockholders fail to approve the Incentive Plan at the Annual Meeting, any incentive stock options previously granted under the plan will be automatically converted to non-qualified stock options.

   A summary of the Incentive Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached to this Proxy Statement as Appendix A.

General

   The purpose of the Incentive Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of employees, officers, consultants and directors to those of the stockholders, and by providing such employees, officers, consultants and directors with an incentive for outstanding performance. As of April 17, 2001, there were five employees and six directors eligible to participate in the Incentive Plan.

   The Incentive Plan authorizes the granting of awards ("Awards") to employees, officers, consultants and directors of the Company, a Parent or its subsidiaries in the following forms: (i) options to purchase shares of Common Stock ("Options"), which may be incentive stock options or non-qualified stock options, (ii) stock appreciation rights ("SARs"); (iii) performance units ("Performance Units"); (iv) restricted stock ("Restricted Stock");
(v) dividend equivalents ("Dividend Equivalents"); or (vi) other stock-based awards.

   Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company. The Incentive Plan is designed to comply with Code Section 162(m) so that the grant of Options and SARs under the plan, and other Awards, such as Performance Units, that are conditioned on the performance goals described in Section 13.12 of the plan, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company. The Board has approved the Incentive Plan for submission to the stockholders in order to permit the grant of Awards thereunder that will constitute deductible performance-based compensation for purposes of Code Section 162(m).

   Subject to adjustment as provided in the Incentive Plan, the aggregate number of shares of Common Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a SAR or Performance Unit) is 1,000,000, of which not more than 10% may be granted as Awards of Restricted Stock or unrestricted Stock Awards. The maximum number of shares of Common Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Incentive Plan to any one participant is 175,000. The maximum fair market value of any Awards (other than Options and SARs) that may be received by a participant (less any consideration paid by the participant for such Award) during any one calendar year under the Incentive Plan is $500,000.

Administration

   The Incentive Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee has the power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Incentive Plan; and make all other decisions and determinations that may be required under, or as the Committee deems necessary or advisable to administer, the Incentive Plan.

Awards

   Stock Options. The Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), to participants. All Options will be evidenced by a written Award Agreement between the Company and the participant, which will include such provisions as may be specified by the Committee. The terms of any ISO must meet the requirements of Section 422 of the Code.

   Stock Appreciation Rights. The Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Committee at the time of grant.

   Performance Units. The Committee may grant Performance Units to participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of Performance Units granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the participant.

   Restricted Stock Awards. The Committee may make awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

   Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock, or otherwise reinvested.

   Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Incentive Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified Parents or Subsidiaries of the Company. The Committee will determine the terms and conditions of any such Awards.

   Performance Goals. The Committee may determine that any Award will be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Corporation's, Parent's or Subsidiary's stock price, (c) the achievement by an individual or a business unit of the Corporation, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to (i) product development milestones, (ii) corporate financings, (iii) merger and acquisition activities, (iv) licensing transactions, (v) development of strategic partnerships or alliances, or (vi) acquisition or development of new technologies, or (e) any combination of the goals set forth in (a) through (d) above. Furthermore, the Committee reserves the right for any reason to reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)). Any payment of an Award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

   Limitations on Transfer; Beneficiaries. No Award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualified domestic relations order. However, the Committee may in its discretion, permit other transfers if it deems them appropriate and desirable. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

   Acceleration Upon Certain Events. Upon the participant's death or disability, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Any Options or SARs will thereafter continue or lapse in accordance with the other provisions of the Incentive Plan and the Award Agreement. Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company (as defined in the Incentive Plan), generally, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding Awards will lapse. In the event of the occurrence of any circumstance, transaction or event not constituting a change in control, but which the Committee deems likely to lead to a change in control, the Committee may in its sole discretion declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such tender offer or other transaction or event.

Termination and Amendment

   The Board or the Committee may, at any time and from time to time, terminate, amend or modify the Incentive Plan without stockholder approval; provided, however, that the Committee may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Incentive Plan may adversely affect any Award previously granted under the Incentive Plan, without the written consent of the participant.

Certain Federal Income Tax Effects

   Nonqualified Stock Options. There will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short-term or long-term capital gain, depending on the participant's holding period.

   Incentive Stock Options. There will be no federal income tax consequences to either the Company or the participant upon the grant or exercise of an ISO. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate option price, and the Company will be entitled to a federal income tax deduction equal to such amount subject to certain limitations under Code Section 162(m).

   SARs. While the exercise of an incentive stock option does not result in current taxable income, the excess of (1) the fair market value of the option shares at the time of exercise over (2) the exercise price, will be an item of adjustment for purposes of determining the participant's alternative minimum tax income. A participant receiving an SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company subject to limitations under Code Section 162(m). In addition, the Committee may at any time, in its discretion, declare any or all Awards to be fully or partially exercisable and may discriminate among participants or among Awards in exercising such discretion.

   Performance Units. A participant receiving Performance Units will not recognize income and the Company will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Units, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company, subject to certain limitations under Code Section 162(m).

   Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant, as described below, a participant receiving a Restricted Stock Award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock, and the Company will be entitled to a corresponding tax deduction at that time, subject to certain limitations under Code Section 162(m).

   If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of restricted stock, he will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock) and the Company will be allowed a corresponding deduction at the time of grant, subject to limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. If the stock is later forfeited, he will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

Benefits to Named Executive Officers and Others

                               NEW PLAN BENEFITS

   The table below indicates options granted to date under the 2000 Long-Term Incentive Plan, all of which have been non-qualified stock options. The benefits or amounts to be granted in the future are not currently determinable, because Awards will be made at the discretion of the Committee.

                               New Plan Benefits

2000 Long-Term Incentive Plan

                                                    Average Per Share Number of
Name and Position                                    Exercise Price    Options
-----------------                                   ----------------- ---------
Jack J. Luchese....................................       $1.02        150,000
 President and Chief Executive Officer

R. Martin Emanuele.................................        1.00        106,250
 Vice President, Research & Business Development

Mark W. Reynolds...................................        1.00        105,000
 Vice President, Finance and Secretary

Executive Group....................................        1.00        361,250
 (3 persons)

Non-Executive Director Group.......................        1.00          4,167
 (1 person)

Non-Executive Officer Employee Group...............           0              0
 (0 persons)

Additional Information

   The closing price of the Common Stock, as reported by the Nasdaq National Market on April 17 2001, was $1.01. The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting on this proposal will constitute approval of the Incentive Plan.

   The Board of Directors recommends that stockholders vote FOR the adoption of the Incentive Plan. The affirmative vote of a majority of the votes cast is required for approval of Proposal II.

                                 PROPOSAL III

                           RATIFICATION OF AUDITORS

   The Company's consolidated financial statements for the year ended December 31, 2000 were audited by Ernst & Young LLP, independent auditors. Ernst & Young LLP has no financial interest, direct or indirect, in the Company, and does not have any connection with the Company except in its professional capacity as outside auditor.

   Audit Fees. The aggregate fees, including expenses reimbursed, billed by Ernst & Young LLP for professional services rendered for the audit of the consolidated financial statements of the Company for fiscal year 2000 were $68,000.

   Financial Information Systems Design and Implementation Fees. The Company incurred no fees with Ernst & Young LLP during fiscal year 2000 for financial information systems design and implementation.

   All Other Fees. The aggregate fees, including expenses reimbursed, billed by Ernst & Young LLP, for services rendered to the Company, other than the audit services described above, for fiscal year 2000 were $68,000, including audit-related services of $49,200 and nonaudit services of $18,800. Audit-related services generally include fees for SEC registration statements and quarterly reviews.

   The ratification by the holders of Common Stock of the selection of Ernst & Young LLP as outside auditors is not required by law or by the Bylaws of the Company. The Board of Directors, consistent with the practice of many publicly held corporations, is nevertheless submitting this selection to the holders of Common Stock. If this selection is not ratified at the Annual Meeting, the Board of Directors intends to reconsider its selection of outside auditors for the fiscal year ending December 31, 2001. Even if the selection is ratified, the Board of Directors in its sole discretion may direct the appointment of a different independent accounting firm at any time during the fiscal year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

   The Audit Committee, which is composed of directors who are not employees of the Company, approves in advance all material non-audit services to be provided by Ernst & Young LLP and believes that these services have no effect on audit independence.

   Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

   The Board of Directors recommends that stockholders vote FOR ratification of the selection of Ernst & Young LLP as the Company's outside auditors for the fiscal year ending December 31, 2001. The affirmative vote of a majority of the votes cast is required for approval of Proposal III.

                             STOCKHOLDER PROPOSALS

   Any proposal which a Company stockholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1937 (the "Exchange Act") at the next annual meeting of stockholders to be held in 2002 must be received by the Company on or before January 1, 2002. Notice of shareholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by the Company after March 17, 2002. Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the Proxy Statement and Proxy.

                                 OTHER MATTERS

Expenses of Solicitation

   The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company, personally, by telephone or by telegraph. The Company has engaged Corporate Investor Communications, Inc. ("CIC") to distribute proxy materials to brokers and banks for distribution to beneficial owners of the Company's Common Stock and to solicit proxies from brokerage firms, banks and institutional holders of shares. CIC will be paid a fee of approximately $4,000 plus reimbursement of expenses for its services.

Miscellaneous

   Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting of which the Company did not receive notice on or before April 1, 2001, the persons designated as proxies will vote in their sole discretion on such matters.

   Availability of Annual Report

   Accompanying this Proxy Statement is a copy of the Company's Annual Report for the year ended December 31, 2000. In addition, copies of the Company's annual report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission are available without charge, except for exhibits thereto. Stockholders who would like additional copies of the Annual Report or the Company's Form 10-K should direct their requests in writing to:
CytRx Corporation, 154 Technology Parkway, Suite 200, Norcross, Georgia 30092,
Attention: Mark W. Reynolds.

                                          By Order of the Board of Directors

                                          /s/ Mark W. Reynolds
                                          Mark W. Reynolds
                                          Secretary

APPENDIX A

                               CYTRX CORPORATION
                         2000 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I
                                    PURPOSE

   1.1 GENERAL. The purpose of the CytRx Corporation 2000 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of CytRx Corporation (the "Company"), by linking the personal interests of its employees, officers, consultants and directors to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, consultants and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, consultants and directors.

                                   ARTICLE 2
                                EFFECTIVE DATE

   2.1 EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the Board (the "Effective Date"). However, the Plan shall be submitted to the shareholders of the Company for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the shareholders and if the shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m).

                                   ARTICLE 3
                                  DEFINITIONS

   3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

      (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

      (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Change in Control" means and includes each of the following:

        (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on April 1, 2000 the beneficial owner of 25% or more of the Outstanding Company Voting

    Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses
    (i), (ii) and (iii) of subsection (3) of this definition; or

        (2) Individuals who, as of April 1, 2000, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to April 1, 2000 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

        (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and
    (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

        (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

      (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (f) "Committee" means the committee of the Board described in Article
  4.

      (g) "Company" means CytRx Corporation, a Delaware corporation.

      (h) "Covered Employee" means a covered employee as defined in Code
  Section 162(m)(3).

      (i) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

      (j) "Dividend Equivalent" means a right granted to a Participant under
  Article 11.

      (k) "Effective Date" has the meaning assigned such term in Section 2.1.

      (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

      (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

      (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

      (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

      (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

      (q) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

      (r) "Participant" means a person who, as an employee, officer, consultant or director of the Company or any Subsidiary, has been granted an Award under the Plan.

      (s) "Performance Unit" means a right granted to a Participant under
  Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

      (t) "Plan" means the CytRx Corporation 2000 Long-Term Incentive Plan, as amended from time to time.

      (u) "Restricted Stock Award" means Stock granted to a Participant under
  Article 10 that is subject to certain restrictions and to risk of forfeiture.

      (v) "Retirement" means a Participant's voluntary termination of employment with the Company, Parent or Subsidiary after attaining age 55.

      (w) "Stock" means the $0.001 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

      (x) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

      (y) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

      (z) "1933 Act" means the Securities Act of 1933, as amended from time to time.

      (z) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4
                                ADMINISTRATION

   4.1 COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

   4.2 ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

   4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

      (a) Designate Participants;

      (b) Determine the type or types of Awards to be granted to each Participant;

      (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

      (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

      (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

      (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

      (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

      (h) Decide all other matters that must be determined in connection with an Award;

      (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

      (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

      (k) Amend the Plan or any Award Agreement as provided herein; and

      (l) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Parent or Subsidiary may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

   Not withstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company some or all of the Committee's authority under subsections (a) through (g) above with respect to those eligible Participants who, at the time of grant are not, and are not anticipated to be become, either (i) Covered Employees or (ii) persons subject to Section 16 of the 1934 Act.

   4.4. DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5
                          SHARES SUBJECT TO THE PLAN

   5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be 1,000,000, of which not more than 10% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

   5.2. LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

   5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

   5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 14.1), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 200,000; provided, however, that in connection with his or her initial employment with the Company, a Participant may be granted Options or SARs with respect to up to an additional 200,000 shares of Stock, which shall not count against the foregoing annual limit. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $500,000.

                                   ARTICLE 6
                                  ELIGIBILITY

   6.1. GENERAL. Awards may be granted only to individuals who are employees, officers, consultants or directors of the Company or a Parent or Subsidiary.

                                   ARTICLE 7
                                 STOCK OPTIONS

   7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

      (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

      (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

      (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Stock are used to pay the exercise price of an Option, such shares shall have been held by the Participant for at least six months.

      (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

      (e) EXERCISE. In no event may any Option be exercisable for more than ten years from the date of its grant.

   7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

      (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

      (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

      (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

        (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

        (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

        (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause (as determined by the Company), the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

        (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

        (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.5.

     Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

      (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

      (e) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

      (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

      (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

      (h) DIRECTORS. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8
                           STOCK APPRECIATION RIGHTS

   8.1. GRANT OF STOCK APPRECIAION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

      (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

        (1) The Fair Market Value of one share of Stock on the date of exercise; over

        (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant.

      (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9
                               PERFORMANCE UNITS

   9.1. GRANT OF PERFORMANCE UNITS. The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant, subject to Section 5.4. All Awards of Performance Units shall be evidenced by an Award Agreement.

   9.2. RIGHT TO PAYMENT. A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

   9.3. OTHER TERMS. Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                  ARTICLE 10
                            RESTRICTED STOCK AWARDS

   10.1. GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

   10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

   10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

   10.4. CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                  ARTICLE 11
                             DIVIDEND EQUIVALENTS

   11.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                  ARTICLE 12
                           OTHER STOCK-BASED AWARDS

   12.1. GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                  ARTICLE 13
                        PROVISIONS APPLICABLE TO AWARDS

   13.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

   13.2. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

   13.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

   13.4. LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

   13.5 BENEFICIARIES. Notwithstanding Section 13.4, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

   13.6. STOCK CERTIFICATES. All Stock issued under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

   13.7 ACCELERATION UPON DEATH OR DISABILITY. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment or service as a director, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

   13.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

   13.9. ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE IN CONTROL. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

   13.10. ACCELERATION FOR ANY OTHER REASON. Regardless of whether an event has occurred as described in Section 13.8 or 13.9 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.10.

   13.11 EFFECT OF ACCELERATION. If an Award is accelerated under Section 13.8 or 13.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

   13.12. PERFORMANCE GOALS. The Committee may (but need not) determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets,
(b) the Company's, Parent's or Subsidiary's stock price, (c) the achievement by an individual or a business unit of the Company, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to
(i) product development milestones, (ii) corporate financings, (iii) merger and acquisition activities, (iv) licensing transactions, (v) development of strategic partnerships or alliances, or (vi) acquisition or development of new technologies, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder) and the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

   13.13. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

                                  ARTICLE 14
                         CHANGES IN CAPITAL STRUCTURE

   14.1. GENERAL. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

                                  ARTICLE 15
                    AMENDMENT, MODIFICATION AND TERMINATION

   15.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

   15.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                  ARTICLE 16
                              GENERAL PROVISIONS

   16.1. NO RIGHTS TO AWARDS. No Participant or employee, officer, consultant or director shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees, officers, consultants or directors uniformly.

   16.2. NO SHAREHOLDER RIGHTS. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

   16.3. WITHHOLDING. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

   16.4. NO RIGHT TO EMPLOYMENT OR OTHER STATUS. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or status as a consultant or director at any time, nor confer upon any Participant any right to continue as an employee, officer, consultant or director of the Company or any Parent or Subsidiary.

   l6.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

   16.6. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

   16.7. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Parents or Subsidiaries.

   16.8. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

   16.9. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

   16.10. FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

   16.11. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

   16.12. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.

   16.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

   The foregoing is hereby acknowledged as being the CytRx Corporation 2000 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on August 24, 2000.

                                          CytRx Corporation

                                          /s/ Mark W. Reynolds
                                          Its: Vice President, Finance

                                                                     APPENDIX B

                               CYTRX CORPORATION
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

I. PURPOSE

   The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels.

   In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

   The Audit Committee's primary duties and responsibilities are to:

  . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

  . Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

  . Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

   The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

   The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

   The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

   The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

   To fulfill its responsibilities and duties the Audit Committee shall:

  1. Review and update this Charter periodically, at least annually, as conditions dictate.

  2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

  3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

  4. After discussion with management, review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation.

  5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

  6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

  7. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

  8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

  9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

  10. Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

  11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  12. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

  13. Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the AICPA and Related Entities.

  14. Review the results of the annual audits of member reimbursements, director and officers' expense accounts and management perquisites prepared by Internal Audit and the independent auditor respectively.

  15. Submit the minutes of all meetings of the Audit Committee to the board of directors and discuss, through its Chairman, the matters discussed at each committee meeting with the board of directors.

  16. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

PROXY

                               CYTRX CORPORATION
                            154 Technology Parkway
                                   Suite 200
                            Norcross, Georgia 30092
                        Annual Meeting of Stockholders

   The undersigned stockholder of CytRx Corporation (the "Company"), hereby constitutes and appoints Jack J. Luchese and Mark W. Reynolds or either one of them, each with full power of substitution, to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, on Thursday, June 7, 2001, at 10:00 a.m., local time, or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice of
Annual Meeting of Stockholders and Proxy Statement, both dated May   , 2001,
the receipt of which is acknowledged, in the manner specified below.

1. Election of Directors. On the proposal to elect the following nominee for Class I director to serve until the 2004 Annual Meeting of Stockholders of the Company and until his successor is elected and qualified:

     Jack J. Luchese

     For [_] Withhold Authority [_]

2. Adoption of the Company's 2000 Long-Term Incentive Plan. On the proposal to adopt the Company's 2000 Long-Term Incentive Plan:

     For [_] Against [_] Abstain [_]

3. Selection of Auditors. On the proposal to ratify the selection of Ernst & Young LLP as the Company's outside auditors for the fiscal year ending December 31, 2001:

     For [_] Against [_] Abstain [_]

   This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 through 3 and with discretionary authority on all other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof and of which the Company did not have notice on or before April 1, 2001.

   Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

   Shares Held:         _________

   ______________________________         _________________________________
   Signature of Stockholder               Signature of Stockholder (if held
                                          jointly)

   Dated:_________________ , 2001         Dated:____________________ , 2001


  THIS PROXY IS SOLICITED ON BEHALF OF CYTRX CORPORATION'S BOARD OF DIRECTORS
         AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.